Filed Pursuant to Rule 497(a)

File No. 333-186097

Rule 482ad

For information: Molly Marion Laurissa Martire (914) 921-5070

FOR IMMEDIATE RELEASE
Rye, New York	NYSE MKT – GGN Pr B
May 3, 2013	CUSIP – 36465A307

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST BY GABELLI

IS PLEASED TO ANNOUNCE THE OFFERING OF $100 MILLION OF

5.00% SERIES B CUMULATIVE PREFERRED SHARES

Rye, NY — The Board of Trustees of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (NYSE MKT:GGN) (the “Fund”) is pleased to announce the underwritten offering of 4 million 5.00% Series B Cumulative Preferred Shares (“Series B Preferred Shares”) at a public offering price of $100 million. The offering is expected to close on Tuesday, May 7, 2013, subject to customary closing conditions.

The Fund expects to use the proceeds from the offering to redeem the remaining outstanding shares of the Fund’s 6.625% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”). Amounts in excess of the redemption amount of the Series A Preferred Shares are expected to be used for investment purposes consistent with the Fund’s investment objectives.

The Series B Preferred Shares are rated A1 by Moody’s Investors Service, Inc. The Series B Preferred Shares are perpetual, non-callable for five years, and will be issued at $25.00 per share. Dividends are scheduled to be paid quarterly beginning on June 26, 2013. The Series B Preferred Shares are expected to commence trading on the NYSE MKT under the symbol “GGN Pr B” within thirty days of the date of issuance.

The Board of Trustees would like to thank all participants in the offering, which was led by Citigroup Global Markets Inc. and BofA Merrill Lynch.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The preliminary prospectus supplement dated May 2, 2013, the accompanying prospectus dated April 10, 2013, and the Statement of Additional Information dated April 10, 2013, each of which have been filed with the Securities and Exchange Commission, contain this and other information about the Fund and should be read carefully before investing.

About the Fund

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Fund and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone: (800) 831-9146, or e-mailing: batprospectusdept@citi.com and (2) Merrill Lynch, Pierce, Fenner & Smith Incorporated, 222 Broadway, 7th Floor, New York, NY 10038, Attention: Prospectus Department, or e-mailing: dg.prospectus_requests@baml.com.

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli is a non-diversified, closed-end management investment company with $1.2 billion in total net assets whose primary investment objective is to provide a high level of current income. The Fund invests primarily in equity securities of gold and natural resources companies and intends to earn income primarily through a strategy of writing (selling) primarily covered call options on equity securities in its portfolio. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

The Fund may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. The Fund does not undertake to update our forward-looking statements unless required by law.